UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): (March 10, 2023) March 15, 2023

BURTECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41139	86-2708752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Pennsylvania Ave NW, Suite 700

Washington, DC 20004

(Address of principal executive offices, including zip code)

(202) 600-5757

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	BRKHU	The Nasdaq Stock Market, LLC

Class A Common Stock, par value $0.0001 per share	BRKH	The Nasdaq Stock Market, LLC

Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	BRKHW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As approved by its stockholders at the special meeting of stockholders held on March 10, 2023 (the “Special Meeting”), BurTech Acquisition Corp. (the “Company”) entered into an amendment to the investment management trust agreement dated as of December 10, 2021, with Continental Stock Transfer & Trust Company (the “Trust Amendment”). Pursuant to the Trust Amendment, the Company has the right to extend the time to complete a business combination until December 15, 2023, with no additional payments to the Company’s trust account (the “Extension”).

The foregoing description of the Trust Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Trust Amendment, filed hereto as Exhibit 10.1, and is incorporated by reference herein.

On March 1, 2023, through March 10, 2023, BurTech LP LLC, the sponsor of the Company (the “Sponsor”), entered into agreements (“Non-Redemption Agreements”) with several unaffiliated third parties in exchange for them agreeing not to redeem an aggregate of 4,597,648 shares (“Non-Redeemed Shares”) of the Company’s shares of Class A common stock, par value $0.0001 per share, sold in its initial public offering (the “Class A Shares”), at the Special Meeting. In exchange for the foregoing commitments not to redeem such shares, the Sponsor has agreed to transfer to such investors and the Sponsor’s financial advisor in connection therewith, an aggregate of 1,274,412 of the Company’s shares of Class B common stock, par value $0.0001 per share (the “Class B Shares”), held by the Sponsor, immediately following consummation of an initial business combination if they continued to hold such Non-Redeemed Shares through the Special Meeting.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement previously filed by the Company as Exhibit 10.1 to the Current Report on Form 8-K dated March 1, 2023 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the Special Meeting held on March 10, 2023, the Company filed an amendment to its second amended and restated certificate of incorporation (the “Charter”) with the Delaware Secretary of State (the “Charter Amendment”), (a) giving the Company the right to extend the date by which it has to complete a business combination to December 15, 2023, and (b) to change Section 9.2 (a) of the Charter to modify the net tangible asset requirement to state that the Company will not consummate any business combination unless it (i) has net tangible assets of at least $5,000,001 upon consummation of such Business Combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 10, 2023, the Company held the Special Meeting. On January 26, 2023, the record date for the Special Meeting, there were 34,429,500 shares of common stock entitled to be voted at the Special Meeting. This includes 28,750,000 shares of Class A Shares, and 9,487,500 Class B Shares (together being the outstanding shares of the Company’s common stock, referred to as the “Shares”). At the meeting, 30,034,162 or 78.55% of such Shares were represented in person or by proxy.

The final results for each of the matters submitted to a vote of the Company’s stockholders at the Special Meeting are as follows:

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1.	Charter Amendment

Stockholders approved the proposal to amend the Company’s Charter: (a) giving the Company the right to extend the date by which it has to complete a business combination to December 15, 2023, and (b) to change Section 9.2 (a) of the Charter to modify the net tangible asset requirement to state that the Company will not consummate any business combination unless it (i) has net tangible assets of at least $5,000,001 upon consummation of such Business Combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended. Adoption of the Charter Amendment required approval by the affirmative vote of at least 65% of the Company’s Shares. The voting results, representing 76.44% of the Company’s Shares, were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
29,228,117	750,000	56,045	0

On March 10, 2023, the Company filed the Charter Amendment with the Secretary of State of the State of Delaware. A copy of the Charter Amendment is attached hereto as Exhibit 3.1.

2.	Trust Amendment

Stockholders approved the proposal to amend the Company’s investment management trust agreement, dated as of December 10, 2021 by and between the Company and Continental Stock Transfer & Trust Company to allow the Company to extend the time to complete a business combination until December 15, 2023, with no additional payments to the Company’s trust account. Adoption of the Trust Amendment required approval by the affirmative vote of at least 65% of the Company’s Shares. The voting results, representing 76.44% of the Company’s Shares, were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
29,228,117	750,000	56,045	0

Item 8.01. Other Events.

In connection with the stockholders’ vote at the Special Meeting of Stockholders held by the Company on March 10, 2023, 22,119,297 shares were tendered for redemption. As a result, approximately $228 million (approximately $10.31 per share) will be removed from the Company’s trust account to pay such holders, without taking into account additional allocation of payments to cover any tax obligation of the Company, such as franchise taxes, but not including any excise tax, since that date. Following redemptions, the Company will have 6,630,703 shares of Class A common stock outstanding, and approximately $68 million will remain in the Company’s trust account.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

3.1	Amendment to the Second Amended and Restated Certificate of Incorporation of BurTech Acquisition Corp. dated March 10, 2023
10.1	Amendment to the investment management trust agreement of December 10, 2021, between BurTech Acquisition Corp. and Continental Stock Transfer & Trust Company dated March 10, 2023
10.2	Form of Non-Redemption Agreement (incorporated by reference to Exhibit 10.1 to the Company's current report on Form 8-K, filed with the SEC on March 1, 2023)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURTECH ACQUISITION CORP.

	By:	/s/ Shahal Khan
		Name:	Shahal Khan
		Title:	Chief Executive Officer

Dated: March 15, 2023

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